UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2026

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-39574	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8430 SPIRES WAY

FREDERICK, Maryland 21701

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 525-1698

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOMZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On June 28, 2026, TOMI Environmental Solutions, Inc., a Florida corporation (the “Company” or “TOMZ”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Carbonium Core, Inc., a Delaware corporation (“Carbonium”) and TOMZ Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which the Company shall acquire Carbonium by way of a merger of the Merger Sub with and into Carbonium (the “Merger”), with Carbonium becoming a wholly owned subsidiary of the Company and the surviving entity in the Merger.

Carbonium is a U.S.-based advanced materials company that specializes in producing ultra-pure, nuclear-grade graphite for fourth-generation reactors using a proprietary molten-salt purification technology developed with Oak Ridge National Laboratory.

Transactions and Merger Consideration

Under the terms of the Merger Agreement, at the closing of the merger (the “Closing”), stockholders of Carbonium shall receive, as consideration for the Merger (the “Merger Consideration”),  (i) shares of TOMZ common stock, par value $0.01 per share (the “Common Stock”), equal to 19.99% of the outstanding shares of TOMZ calculated based on the outstanding shares of TOMZ Common Stock immediately prior to the Closing Date (as defined in the Merger Agreement), pro rata in proportion to their respective stock ownership in Carbonium, and (ii) shares of a newly designated series of preferred stock of TOMZ (the “Series C Preferred Stock”), pro rata in proportion to their respective stock ownership in Carbonium (such shares of Common Stock and Series C Preferred Stock to be issued in (i) and (ii) above together, the “Company Merger Shares”), in an aggregate amount such that, upon effectiveness of the conversion of such shares of Series C Preferred Stock into Common Stock, the stockholders of Carbonium immediately prior to the Effective Time (as defined in the Merger Agreement) shall hold no less than 90% of the shares of TOMZ Capital Stock (as defined in the Merger Agreement) on a fully converted basis.

Following the Closing, TOMZ will seek any required approval of its shareholders for (i) the conversion of the Series C Preferred Stock into Common Stock under Nasdaq Listing Rule 5635 (the “Conversion”) and (ii) a name change to “Carbonium Core, Inc.” (the “Name Change”). The Series C Preferred Stock may not be converted into Common Stock in excess of the limitations imposed by Nasdaq Listing Rule 5635 unless and until the required shareholder approval has been obtained.

The Merger Agreement also provides that, concurrently with the Closing and if required by Nasdaq, TOMZ will effect a reverse stock split of Common Stock for the purpose of maintaining compliance with Nasdaq listing standards (the “Nasdaq Reverse Split”). In addition, TOMZ and Carbonium have agreed to work together in good faith to arrange and complete a financing transaction resulting in gross proceeds to TOMZ of not less than $10,000,000 prior to the Closing (the “Financing Transaction”).

The Merger, the Conversion, the Name Change, the Financing Transaction, and, to the extent applicable and deemed necessary by TOMZ, the Nasdaq Reverse Split, and the other transactions contemplated by the Merger Agreement are referred to collectively as the “Contemplated Transactions.”

The Closing is expected to take place during the third quarter of 2026, subject to the satisfaction of the closing conditions, including the requirement to obtain any required shareholder approvals.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties that the Company and Carbonium made to, and solely for the benefit of, the other party thereto in the context of all of the terms and conditions of the Agreement and in the context of the specific relationship between the parties. The provisions of the Merger Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the Company and Carbonium or as stated therein and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.  The Merger Agreement provides that the parties shall use reasonable best efforts to consummate the Contemplated Transactions.

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Conditions to Closing

The Closing is subject to the satisfaction or waiver of customary conditions, including, among other things, (i) expiration or termination of any applicable waiting period under the HSR Act, (ii) the accuracy of the representations and warranties of the parties made in the Merger Agreement, subject to customary materiality qualifiers, (iii) compliance by the parties with their respective covenants and agreements under the Merger Agreement, (iv) completion of the Financing Transaction, and (v) the satisfaction of other customary closing conditions.

Termination

The Merger Agreement may be terminated (i) by mutual written consent of TOMZ and Carbonium, (ii) by either party if the Merger has not been consummated by the End Date (as defined in the Merger Agreement) or if a final and nonappealable order permanently prohibits the Contemplated Transactions, (iii) by either party upon certain uncured breaches by the other party that would cause specified closing conditions not to be satisfied, (iv) by TOMZ during the Due Diligence Period (as defined in the Merger Agreement), and (v) by Carbonium if the Common Stock is delisted from The Nasdaq Capital Market prior to the Closing. Except as otherwise provided in the Merger Agreement, each party will bear its own fees and expenses incurred in connection with the Merger Agreement and the Contemplated Transactions, whether or not the Merger is consummated.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the definitive Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

 Item 7.01 Regulation FD Disclosure.

On June 29, 2026, the Company issued a press release relating to the items discussed in Item 1.01 of this Current Report on Form 8-K, a copy of which is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1.

The press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the press releases include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects, potential financial performance, and growth opportunities. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2026 and any subsequent reports filed. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 28, 2026 by and between TOMI Environmental Solutions, Inc., Carbonium Core, Inc., and TOMZ Merger Sub, Inc.
99.1	Press Release Dated June 29, 2026
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2026	TOMI ENVIRONMENTAL SOLUTIONS, INC.

	By:	/s/ Halden S. Shane
		Name:	Halden S. Shane
		Title:	Chief Executive Officer

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